Exhibit 10.9
TRANSACTION CONFIRMATION, SUPPLY CONTRACT NO. 0001, UNDER BASE CONTRACT FOR SALE AND PURCHASE OF NATURAL GAS DATED AS OF NOVEMBER 8, 2010 BETWEEN CHEVRON NATURAL GAS, A DIVISION OF CHEVRON U.S.A. INC. AND ATLAS RESOURCES, LLC, VIKING RESOURCES, LLC, AND RESOURCE ENERGY, LLC, DATED FEBRUARY 17, 2011. SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED, AS MARKED BY THREE ASTERISKS (***), BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
[Redacted Copy]
Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the
Securities and Exchange Commission.
TRANSACTION CONFIRMATION, SUPPLY CONTRACT NO. 0001, UNDER BASE CONTRACT
FOR SALE AND PURCHASE OF NATURAL GAS
DATED AS OF NOVEMBER 8, 2010
between
CHEVRON NATURAL GAS, A DIVISION OF CHEVRON U.S.A. INC.
and
ATLAS RESOURCES, LLC, VIKING RESOURCES, LLC, AND RESOURCE ENERGY, LLC,
DATED FEBRUARY 17, 2011

TRANSACTION CONFIRMATION
FOR IMMEDIATE DELIVERY
SUPPLY CONTRACT NO. 0001

Date: February 17, 2011

Transaction Confirmation #: 2011-02-17-YRIA
This Transaction Confirmation is subject to the Base Contract between Seller and Buyer dated November 8, 2010. The terms of this Transaction Confirmation are binding unless disputed in writing within 2 Business Days of receipt unless otherwise specified in the Base Contract.

SELLER:	BUYER:
Atlas Resources, LLC, Viking Resources, LLC and	Chevron Natural Gas, a division of Chevron USA, Inc.
Resource Energy, LLC (“Atlas”)	Attn: Confirmation Department
Attn: Bill Kurtz, Gas Marketing	Phone: 832-854-5110
Phone: (330) 339-3155 x112	Fax: 832-854-3292
Fax: (330) 339-5825	Base Contract No. 0001
Base Contract No. 0001	Transporter: Various
Transporter: Various	Transporter Contract Number: Various
Transporter Contract Number: Various

Contract Price: See Special Provisions for Pricing Terms

Delivery Period: See Special Provisions	End: See Special Provisions
Performance Obligation and Contract Quantity: (Select as appropriate; Closing occurred on February 17, 2011)
Year:
☑ Year 1 (Closing through March 31, 2012)
☐ Year 2 (12 months to 24 months following the Closing)
☐ Year 3 (24 months to 36 months following the Closing)
Firm Base Load Volume: ☑
See Annex 1 attached.
Excess Daily Gas: ☐
                     MMBtus/day
Delivery Point(s): See Special Provisions
(If a pooling point is used, list a specific geographic and pipeline location):
Special Conditions:
Special Provisions attached hereto as Schedule I (as amended) are incorporated herein by reference.
* Firm (Variable Quantity) subject to Special Provisions

Seller: Atlas Resources, LLC, Viking Resources, LLC and Resource Energy, LLC. (severally and not jointly)		Buyer: Chevron Natural Gas, a division of Chevron USA Inc.

By:	/s/ Jeffrey C. Simmons Name: Jeffrey C. Simmons	By:	/s/ J. Brent Faulk Name: J. Brent Faulk
	Title: Executive Vice President and Vice President		Title: Vice President

Date: February 17, 2011		Date: February 17, 2011

Copyright © 2006 North American Energy Standards Board, Inc.NAESB Standard 6.3.1
All Rights Reserved	September 5, 2006

Page 1of 2

Annex 1

Gross	Period Ending
MMBtu/d	2/28/2011	3/31/2011	4/30/2011	5/31/2011	6/30/2011	7/31/2011	8/31/2011
Equitrans	***	***	***	***	***	***	***
Columbia	***	***	***	***	***	***	***
TETCO	***	***	***	***	***	***	***
NFGS	***	***	***	***	***	***	***
Dominion	***	***	***	***	***	***	***

Gross	Period Ending
MMBtu/d	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012	2/29/2012	3/31/2012
Equitrans	***	***	***	***	***	***	***
Columbia	***	***	***	***	***	***	***
TETCO	***	***	***	***	***	***	***
NFGS	***	***	***	***	***	***	***
Dominion	***	***	***	***	***	***	***

Copyright © 2006 North American Energy Standards Board, Inc.NAESB Standard 6.3.1
All Rights Reserved	September 5, 2006

SCHEDULE I
SPECIAL PROVISIONS
Attached to and Forming Part of
That certain Transaction Confirmation — SUPPLY CONTRACT NO. 0001
By and between Atlas Resources, LLC, Viking Resources, LLC and Resource Energy, LLC (“Atlas” or
“Seller”)
and
Chevron Natural Gas, a division of Chevron U.S.A. Inc. (“Chevron” or “Buyer”)
Dated as of February 17, 2011
These Special Provisions hereby modify, supplement and amend the Transaction Confirmation — SUPPLY CONTRACT NO. 0001, dated and ratified as of the date hereof (the “Transaction Confirmation”), and, solely to the extent described in these Special Provisions with respect to the transaction(s) contemplated by the Transaction Confirmation, the Base Contract between the parties referenced in the Transaction Confirmation. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Base Contract between the parties referenced in the Transaction Confirmation.
1. Amendments to Section 2 of the Base Contract: Section 2 is amended by adding the following new definitions in alphabetical order:
“NYMEX Contract Price” means a per MMBtu price equal to the NYMEX Settle Price, plus ***.
“NYMEX Settle Price” means a per MMBtu price equal to the NYMEX last day settle price of one MMBtu of Gas for the next delivery Month.
2. Amendments of Section 4 of the Base Contract.
A. Amendment to Section 4.2 of the Base Contract: Section 4.2 is amended by adding the following to the end of that Section: “Notwithstanding the foregoing, Atlas Resources, LLC (“Resources”) shall (a) not more than 60 days following the execution and delivery of the Restructuring Agreements (as defined below) nominate on behalf of Seller the Base Load Firm Volume (as defined below) Contract Quantity of Gas to be supplied, purchased and sold hereunder on a Firm basis per day each Month (denominated in MMBtu/day) during Year 1 (as defined below), and (b) not less than 60 days prior to the end of (i) Year 1, nominate on behalf of Seller the Base Load Firm Volume Contract Quantity of Gas to be supplied, purchased and sold hereunder on a Firm basis per day each Month (denominated in MMBtu/day) during Year 2 and (ii) Year 2 (as defined below), nominate on behalf of Seller the Base Load Firm Volume of Gas to be supplied, purchased and sold hereunder on a Firm basis per day each Month (denominated in MMBtu/day) during Year 3 (as defined below). In the event that Resources (or Seller in lieu of Resources) fails to timely nominate Base Load Firm Volumes as set forth above in clauses (i) or (ii) for the coming Year 2 or 3 time period during the Delivery Period, then Resources shall be deemed to have nominated the maximum Base Load Firm Volume for the coming Year 2 or 3 period set forth below for the entire 12-month period. To the extent that Seller expects to supply more Gas on any day than the applicable Base Load Firm Volume (“Excess Daily Gas”), Resources will use commercially reasonable efforts to supply to Buyer no later than 7:30 a.m. Central on each Business Day estimates of the aggregated volumes of Excess Daily Gas to be delivered to that Delivery Point on the following Day, and seasonal production volume forecasts for delivery of Excess Daily Gas into that Delivery Point on a rolling 2-month basis during the Delivery Period.”

3. Pricing: With respect to any volumes of Gas purchased or sold pursuant to the Transaction Confirmation, such volumes of Gas will be priced in accordance with the following:
A. Supply of Firm Base Load Volume for each Delivery Point: The NYMEX Contract Price.
B. Supply of Excess Daily Gas. Excess Daily Gas supplied by Seller to Buyer hereunder shall be purchased by the Buyer on a Firm basis during the Delivery Period. The parties will attempt to negotiate a mutually-agreeable price with respect to any Excess Daily Gas based upon fair market value less a reasonable marketing fee payable to Seller
4. Delivery Point and Firm Base Load Volume. The Firm Base Load Volume for each Delivery Point (see list of meters that tie into each interstate line, which list is attached hereto as Attachment 1; for the Transaction Confirmation, “Delivery Point” shall mean any or all of the meters listed for each interstate line) shall be as set forth below and shall be specified on a Month-to-Month basis as set forth in Section 2(a) above:
All Base Load Volume Contract Quantities set forth below are denominated in MMBtu/day.

Delivery Point	Year 1 Base Load Volume	Year 2 Base Load Volume	Year 3 Base Load Volume
Equitrans	***	***	***
Columbia	***	***	***
TETCO	***	***	***
NFGS	***	***	***
Dominion	***	***	***
5. Delivery Period. The Delivery Period will commence on the day of the “Closing” as defined in and occurring under (i) that certain Transaction Agreement by and among Atlas Energy, Inc., Atlas Energy Resources, LLC, Atlas Pipeline Holdings, L.P. and Atlas Pipeline Holdings GP, LLC. dated as of November 8, 2010 (the “Transaction Agreement”) and (ii) Agreement and Plan of Merger by and among Chevron Corporation, Arkhan Corporation and Atlas Energy, Inc. dated as of November 8, 2010 (the “Merger” and together with the Transaction Agreement, collectively, the “Restructuring Agreements”); provided that if the Closing for the Restructuring Agreements occur on different calendar dates, then so long as both Closings occur, the Delivery Period will commence on the later calendar date of Closing. The Delivery Period will end on March 31, 2014. As noted above, for the purposes of establishing the Firm Base Load Volume, the Delivery Period shall be divided into three (3) periods: Year 1 beginning at the Closing and ending on March 31, 2012, Year 2 beginning April 1, 2012 and ending on March 31, 2013, and Year 3 beginning on April 1, 2013 and ending on March 31, 2014.
6. Duty to Mitigate. Notwithstanding anything in Section 3 of the Contract to the contrary, in the event that Seller fails to deliver sufficient volumes of Gas on any Day to meet its Firm Base Load Volume Contract Quantity obligation, then Buyer will use commercially reasonable efforts to mitigate the costs to cover any portion of the difference between the Firm Base Load Volume Contract Quantity and the volume actually delivered by Seller.
7. Several Liability. The liability and obligations of each Seller party under this Transaction Confirmation and as parties to the Base Contract shall be several, and not joint.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused these Special Provisions to be executed by their respective duly authorized representatives as of the date first set forth above.

Atlas Resources, LLC, Viking Resources, LLC and Resource Energy, LLC. (severally and not jointly)		Chevron Natural Gas, a division of Chevron U.S.A. Inc.

By:	/s/ Matthew A. Jones Name: Matthew A. Jones	By:	/s/ J. Brent Faulk Name: J. Brent Faulk
	Title: Chief Financial Officer		Title: Vice President

Attachment 1
Delivery Points

***